Exhibit 99.2
A. Schulman, Inc. Investor Day September 28, 2010

Safe Harbor Cautionary Note on Forward-Looking Statements A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward- looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company's future financial performance, include, but are not limited to, the following: worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company's major product markets; the effectiveness of the Company's efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques; competitive factors, including intense price competition; fluctuations in the value of currencies in major areas where the Company operates; volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company's products, particularly plastic resins derived from oil and natural gas; changes in customer demand and requirements; effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions and restructuring initiatives; escalation in the cost of providing employee health care; uncertainties regarding the resolution of pending and future litigation and other claims; the performance of the North American auto market; and further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products. The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company's performance are set forth in the Company's Annual Report on Form 10-K. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company's business, financial condition and results of operations. This document contains time-sensitive information that reflects management's best analysis only as of the date of this document. The Company does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in the Company's periodic filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non-GAAP financial measures include: gross margin excluding unusual items, operating margin excluding unusual items, net income excluding unusual items, and net margin excluding unusual items. The Company's chief operating decision makers use these financial measures to monitor and evaluate the ongoing performance of the Company and each business unit and to allocate resources. In addition, net income excluding unusual items is a component of A. Schulman's annual employee incentive plans. A reconciliation of non-GAAP financial measures with GAAP financial measures is attached to this presentation at the end.

2010 Investor Day Agenda 8:00 a.m. Opening Remarks Jennifer Beeman, Director of Corp Comm and IR 8:05 a.m. A. Schulman's Overview & Strategy Joe Gingo, Chairman, President and CEO 8:40 a.m. EMEA Bernard Rzepka, General Manager and COO, EMEA 9:15 a.m. Americas Gustavo Perez, General Manager and COO, Americas 9:50 a.m. Asia Derek Bristow, General Manager and COO, Asia/Australia 10:25 a.m. Break 10:40 a.m. Global Supply Chain Gary Miller, VP, Global Supply Chain and Chief Procurement Officer 11:15 a.m. Financial Strategy & Results Paul DeSantis, Chief Financial Officer 11:50 a.m. Closing Remarks - Q&A with Management Team & Lunch Joe Gingo 1:00 p.m. Meeting Adjourns

Objectives for Today Provide an overview of our transformation and how we are executing our business and growth strategies Update you on the integration of our ICO acquisition Hear from region leaders in Asia, Europe and Americas as well as our Chief Procurement Officer & CFO Share our long-term outlook/financial targets Increase transparency into how we think about our business

A. Schulman, Inc. Joe Gingo - Chairman, CEO and President September 2010

Our Regional Strategies EMEA - Maintain leadership position in Europe with value-added products and continued innovation; explore opportunities in Middle East Americas - Continue unrelenting focus on growing profits and leveraging successful European model in U.S.; maintain our position in Mexico and grow Latin America Asia/Australia - Capitalize on capacity of high-growth Asian region by importing proven global technologies/services; grow our MB/EP presence in Australia

A. Schulman, Inc. Overview A. Schulman, Inc. ("ASI") founded in 1928, global presence since the mid- 1950s International supplier of designed and engineered compounds, color concentrates, resins, and size reduction services, which are used in a variety of consumer, packaging, industrial, and automotive applications Corporate headquarters in Akron, Ohio; NASDAQ: SHLM 37 manufacturing facilities: 22 in Europe, Asia and Australia 15 in the Americas Approximately 2,950 employees 1,900 Europe, Asia and Australia 1,050 Americas

Four Primary Markets Served Masterbatch (2.5% typical growth rate) End product made up of a percentage of ASI's compounded resins Film and packaging, for food and wrapping, masterbatches for colors and properties such as fade resistance Leveraging technical capabilities in high-value applications with key investments Industry-leading portfolio of additives, color, blacks and whites Engineered Plastics (2.0% typical growth rate) End product made up of 100% of ASI's compounded resin Compounded products for durable goods, appliances, toys Selective automotive applications Build on existing relationships through enhanced technical capabilities and superior speed Distribution Services (3.0% typical growth rate) Support three manufacturing businesses Distribute large producers' bulk commodity resins Increase ASI purchasing power to improve availability and cost of base resins Capitalizing on global polyolefin producers' shift to distribution Specialty Powders (4.0% typical growth rate) Compounded resins for rotationally-molded products, such as gas and water tanks, kayaks, playground slides, and other large applications Leverage technical ability and service, design and new product development from both the Masterbatch and Engineered Plastics business units Broad product portfolio of base resins, custom colors, and proprietary cross-linked polyethylene formulations

ASI's Current Portfolio Niche/ Specialty Broad Market Commodity Masterbatch & Specialty Powders Portfolio Engineered Plastics Portfolio Niche/ Specialty Broad Market Commodity Competition - Global Custom Compounders Global Resin Producers Global Resin Producers Global Custom Compounders

ASI Region and Business Mix Americas Europe Asia East 0.24 0.71 0.05 Americas EMEA Asia Masterbatch Engineered Plastics Roto Molding Distribution 2010 0.49 0.31 0.02 0.19 Masterbatch Engineered Plastics Specialty Powders Distribution

ASI's Strategy Support Distribution Use our distribution channels to leverage our Masterbatch, Specialty Powders and Engineered Plastics lines of business Leverage centralized purchasing power to improve availability and cost of base resins Capture new sources of polymers from the low price feedstock countries Be the #1 Niche Player Globally Engineered Plastics Lever our successful German model Reduce North American auto capacity and focus on most profitable lines of business Continue development of sustainable "Green" products Be the #1 Global Manufacturer Masterbatch Favored consolidator in highly fragmented market Judicious acquisitions to speed entry into underserved markets and geographic extension Focus on new, higher margin products/applications Be the #1 Global Manufacturer Specialty Powders In North America, maintain a balanced position between low-cost and technology leadership with focused R&D In Europe and Asia, further our technology leadership in high-value compounds Judicious acquisitions to speed entry into underserved markets and geographic extension

A. Schulman Milestones vs. External Headwinds

Achievements

Four Key Profit Drivers Slow and Steady Volume Improvement Continuous Improvements New Products Purchasing Savings/Smart Pricing Gradual market recoveries over time Organic growth Geographic growth Continued leverage of global volume base Seek opportunities for alternate sourcing from Middle East and Asia Align pricing strategies with purchasing strategies Optimize footprint SG&A leverage Realize synergies from ICO and McCann acquisitions Limit growth of SG&A, especially in developed markets Admin optimization Create higher-margin product portfolio Support volume but primary focus on increased profitability ACQUISITIONS WILL ALSO PLAY KEY ROLE IN FUTURE GROWTH!

ASI's Growth Opportunities: Acquisitions Defined acquisition strategy in place Strong balance sheet allows ASI to execute on acquisitions Any acquisition will align with ASI's goal to strengthen its position in masterbatch, niche engineered plastics or specialty powders Will allow for expansion into new high-growth, high-margin markets or applications Experienced management team to close deals and drive integration Defined acquisition criteria Must clear internal risk adjusted rates of return (base rate 12%) No value dilution with synergies Sensitive to market multiples GIVEN ENVIABLE BALANCE SHEET, ASI VIEWED AS CONSOLIDATOR IN FRAGMENTED MARKETS

ICO Acquisition Integration ICO Integration Process: All business & functional leaders meet regularly to measure progress Assistance from outside experts on specific issues as appropriate Integration Progress: Proceeding on track Realizing previously identified synergies at our expected pace Corporate Purchasing Tax/interest $15M to be fully realized by FY2012 WE RETAINED CRITICAL TALENT THROUGH TRANSITION

ICO Acquisition Integration ICO Integration Progress: Cross sales of MB and Bayshore Grinding in-house (U.S. & Europe) Color in Europe now in-house Starting new product development as a combined organization Integration of IT systems under way Focus on specialty powders given recent CRA evaluation of business potential THE BIGGEST SURPRISE IS THAT WE'VE HAD NO SURPRISES

ASI's Key Competitive Advantages Defined long-term growth strategy Market focused, with a new product engine supporting growth Strong balance sheet helps to deliver ASI's strategy Global management team with centralized support functions Profit-driven and process-driven culture that builds on ASI's core competencies Tactical moves in FY08 and FY09 that align with ASI's long-term strategy Capacity rationalization SG&A reduction Process improvement and implementation Culture of transparency and openness with proactive and decisive management OPEN, HONEST, LISTEN, ACCOUNTABLE

ASI Management Team Executive Level Executive Level

Our Regional Strategies EMEA - Maintain leadership position in Europe with value-added products and continued innovation; explore opportunities in Middle East Americas - Continue unrelenting focus on growing profits and leveraging successful European model in U.S.; maintain our position in Mexico and grow Latin America Asia/Australia - Capitalize on capacity of high-growth Asian region by importing proven global technologies/services; grow our MB/EP presence in Australia

EMEA Bernard Rzepka, General Manager and Chief Operating Officer, Europe, Middle East and Africa (EMEA) September 2010

EMEA - Our Regional Strategy Volume Growth Market specialization of products Margin Increase Margin improvement and reduction of volatility through continuous improvement, volume leverage and product mix shift towards added value Continuous Improvement Back office consolidating and footprint optimization Maintain leadership position in Europe with value-added products and continued innovation; continue to explore opportunities in Middle East

European Locations Givet, France Bornem, Belgium Kerpen, Germany Crumlin, South Wales 's-Gravendeel, Netherlands Astrop, Sweden Nowa Biala, Poland Opglabbeek, Belgium Biatorbagy, Hungary Gorla Maggiore, Italy Montereau, France Oyonnax, France Gainsborough, UK Verolanuova, Italy Beaucaire. France 1,500 Associates 15 Manufacturing Locations 3 Technology Centers NOTE: Red Label indicates location of Technology Centers

European Business Profile Masterbatch Engineered Plastics Specialty Powders Distribution % of ASI Europe revenues 38% 26% 12% 24% Market size (in kT) 680 3,300 200 3,100 * Market share (% of revenues) Market position #1 in additives, colors, blacks, whites, concentrates # 1 in specialty thermoplastic compounds #1 in rotomolding and specialty powders One of top five distributors in Europe ASI 15% ASI 25% ASI 3% * Distributon market in EU 27 + 3, source AMI 2009 2009 2009 ASI 8%

Market Trends Position ASI for Continued Growth Trends ASI Opportunity Europe - Mature, high-income market with appetite for technology driven (added value) products; consolidation at all levels (convertors, Tier 1, OEMs, suppliers) Expanding technology leadership for MB, EP and Specialty Powders Focused application development on added value Added-value pricing strategy Local AND global player Middle East/Africa - Dynamic & developing population which is commodity driven; rich in natural resources Strong export business into growing region built on European product expertise Established office in Turkey Will expand into the ME, seeking opportunity in Africa Life - Safety, Quality, Convenience, Health Added-value products which protect and improve life

European Strategy Distribution Engineered Plastics Lever strong Western European position and move farther East Organic growth and added-value technology-driven acquisition Use of more recycling feedstock Masterbatch Strengthen further market-leader position in Europe Focus on product and/or country-specific driven acquisition Focus further on specific value-added products/services that move ASI into new markets or materials Continue product innovations for other regions/services Specialty Powders Build further on market leadership position & expand speciality powders Enhance technology leadership through close customer cooperation & Schulman R&D capabilities Move via existing and new ASI infrastructure in under-served markets within region Improve position as added-value & services-oriented distribution Use development of other BU regarding regions and product expertise Use leverage as global and regional purchasing platform for all BUs

ME/Africa Strategy Distribution Masterbatch Build hubs in MEA using current export/business relationships Establish a high quality service provider network Establish production and technical service facilities in ME/Africa Sourcing plastics + other products for entire EMEA and ASIA Using synergies with and for other BU SPECIALTY POWDERS & ENGINEERED PLASTICS TO FOLLOW

Profit Driver - New Products Appearance: POLYBATCH(r) Dul matte compounds (polymer modifier) for satin-like, soft-touch packaging and consumer applications SCHULABLEND(r) M/MK compounds (blended nylon styrenics alloys) for aesthetic housings for high-quality household appliances Performance: SCHULAMID(r) for Daimler front grill (nylon) high-quality metallic surface without paint (SPE award) EUROPE IS OUR TECHNOLOGY HUB

Profit Driver – New Products

- **Performance Cont'd:**
  - » POLYBATCH® PSL (polyethylene modifier) for strong-seal/easy-peel HDPE milk bottle closures. Lamination with aluminum, ultra high temp pasteurization
  - » ICORENE FR® (polyethylene flame-retardant powder) for colored infrastructure lighting applications





- **Processing**
  - » SCHULATEC® TinCo very high electrical conductive and processable plastic/metal hybrid compound. Assembly integration
  - » POLYBATCH® (polymer modifier) for medical packaging applications





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Profit Driver - New Products Greentech / CO2 reduction SCHULADUR(r) A MV 14 SHI FR1 (polyester compound) for industrial electric applications for connectors (i.e. photovoltaic) POLYBATCH(r) for EVA encapsulants of Photovoltaic Panels SCHULADUR(r) PCR (polyester compound) a post consumer recyclate for high precision electromechanical components made from recycled PET bottles

Profit Driver - Volume Improvement Product Specialization Reinforced R&D Investments in sales and marketing Expansion into new markets/applications (powder, rotomolding) Focus on convenience products, healthcare, material substitution, water & energy distribution Top priority on value-added business

Profit Driver - Continuous Improvement Created a centralized European organization and integrated into global structure Implemented European Shared Service Center with standardized processes, improved transparency, control (i.e. credit & collection) and cost position Manufacturing consolidation (downsized Italy and UK & evaluating others) CI activities in all plants to improve cost efficiencies and service levels Third-party evaluation of supply chain management synergies due to ICO Improving service level and working capital due to new investments (smaller, more flexible units) and improved sales & operating processes Downsized and realigned organizations to improve profits

Acquisition Strategy Continued focus on under-developed European markets Geographic - Spain, Romania, Russia, Turkey Product - (i.e. colors, medical, specialty fibers ) Focus on high-growth regions - Middle East / Africa Bolsters ASI's ability to export/import Implementation of new sales office in Middle East Building our roto offices/network (acquisition of greenfield)

EMEA - Our Regional Strategy Volume Growth Market specialization of products Margin Increase Margin improvement and reduction of volatility through continuous improvement, volume leverage and product mix shift towards added value Continuous Improvement Back office consolidating and footprint optimization Maintain leadership position in Europe with value-added products and continued innovation; continue to explore opportunities in Middle East

Americas Gustavo Perez, General Manager and Chief Operating Officer, the Americas September 2010

ASI Americas - Our Regional Strategy Volume Growth North America: Growth opportunities through improved product portfolio South America: Geographical market expansion Margin Increase Profit improvement through volume leverage, new product development & SG&A optimization Continuous Improvement Leaner manufacturing operations and stronger sales and operating planning processes Continue unrelenting focus on growing profits and leveraging successful European model in U.S.; maintain our position in Mexico and grow Latin America 37

38 Americas Locations Americana, Brazil Belo Horizonte, Brazil Bayshore Industrial, LaPorte, TX China, TX Grand Junction, TN East Chicago, IN Allentown, PA Fontana, CA Bellevue, OH Akron, OH North Canton, OH Nashville, TN San Luis Potosi, MX 1,050 Associates 13 Manufacturing Locations 2 Technology Centers NOTE: Red Label indicates location of Technology Centers

Americas Business Profile 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Masterbatch Engineered Plastics Specialty Powders Distribution % of ASI Americas revenues 44% 23% 26% 7% Market size (in kT) 785 5000 425 2000 Market share (% of revenues) Market position #1 in Mexico with solid position in U.S. In L. America- select leadership in BOPP. Solid position in select materials (Nylons, TPEs, Polyesters) #1 in U.S. & Brazil Focused on bulk truck and carton segments. Finalizing key supplier contracts for PE/PP. ASI 12% ASI 1% ASI 12% ASI 1% 39

Expanded Distribution Relationships ASI reached agreement with Dow Chemical to contract for all grades of Polyethylene and Polypropylene resins to the America Available for use in EP, MB and Specialty Powders and U.S. distribution under ASI brand name Increases ASI's contract commitment for critical raw materials in the region Approximately 35% of our business in Europe is contract distribution and we are moving in this direction in the U.S.

Market Trends Position ASI for Continued Growth Trends ASI Opportunity North America - USA growing on a GDP basis and expecting economy recovery; Mexico growing faster in consumer and agricultural applications due to market modernization process Growth in MB through Akron/Bayshore product integration Penetration into new markets & customers with core technologies for EP South America - Growing market at the fastest rate in the region; promotion of product innovation Acquisition in MB & EP Organic growth in Specialty Powders Environmental - High priority in all countries; lack of a clear regulatory and technical understanding in the market Green technology consultant Proven solutions 41

EP Americas Focus 42 Profit growth drivers: Flame retardant compounds and polyester compounds for E/E Polymer modifiers for packaging, cosmetic and home improvement applications Thermoplastic elastomers for sealing and power tool applications Color concentrates for specialty small-volume applications Country focus USA / Canada Operations improvement and capacity optimization Mexico Growth potential of 14% now with new state-of-the-art manufacturing capabilities to produce specialized EP compounds Brazil will develop based on our existing global contacts and enjoy double digit growth on smaller volume scale mainly in automotive markets

MB Americas Focus 43 Profit growth drivers: Integration of Bayshore products into ASI product portfolio Agriculture market development in the USA Continue geographical expansion of color concentrate capabilities in the US market Introduction of new products in core businesses to provide technological advantages and higher-value solutions to our customers Country focus US - Establish clear position in the market as an important player with strong product portfolio Mexico - Market share protection through unbeatable customer service South America - Geographical expansion in key markets

Specialty Powders Americas Focus 44 Profit growth developments / drivers: Integration and growth of Roto Business Complete line of Rotational Molding Products Volume growth in new areas increases capacity utilization Continued development of Specialty Powder markets Continued growth of Toll Size Reduction Services Country focus US and Canada - Integration of Rotomolding Group 95% complete Mexico - Rotomolding and Specialty Powders market opportunities to be evaluated South America - Size Reduction market analysis for Brazil and continue the market development in other Mercosur countries

Profit Driver - New Products Performance: POLYBATCH(r) UV (polymer modifier) additive for greenhouse films that can either block UV light and/or provide a stabilizer for the film Appearance: Formion(r) (fomulated ionomer) fuel tank cover with paint-like appearance and performance Processing: Polyaxis(r) (compounded colors) for rotational molded vending machines with complex shape design 45

Profit Driver - Volume Improvement Organic Growth: Leverage strong Mexican position Introducing younger and more complete product portfolio Reinforcing of strategic alliances with suppliers Increased market position in U.S. MB market through Bayshore Leverage unique global footprint 46

Profit Driver - Continuous Improvement Manufacturing Operations: Capacity Optimization Lean-Six Sigma Initiative Supply Chain Processes: S&OP process improvements with emphasis on customer alignment Improved inventory management SG&A Optimization: Growth with no increase in staff Improved administrative controls and processes Emphasis on process automatization Shared Services approach in all operations 47

Acquisition Strategy Geographical expansion into South America Broader footprint in color capabilities in the U.S. Strategic new-market driven acquisitions 48

ASI Americas - Our Regional Strategy Volume Growth North America: Growth opportunities through improved product portfolio South America: Geographical market expansion Margin Increase Profit improvement through volume leverage, new product development & SG&A optimization Continuous Improvement Leaner manufacturing operations and stronger sales and operating planning processes Continue unrelenting focus on growing profits and leveraging successful European model in U.S.; maintain our position in Mexico and grow Latin America 49

Asia/Australia Derek Bristow, General Manager and Chief Operating Officer, Asia/Australia September 2010

Asia/Australia - Our Regional Strategy Volume Growth (Asia only) High GDP / natural growth Acquisitions and/or Greenfields Margin Increase Optimize manufacturing footprint Promote grades which maximize margins Exploit existing products Continuous Improvement Cross-pollination of ICO/ASI people Systems - operations, quality, ERP 51 Capitalize on capacity of high-growth Asian region by importing proven global technologies/services; grow our MB/EP presence in Australia

Asia/Australia Locations Batu Pahat, Malaysia Melbourne, Australia Guangdong Province, China Brisbane, Australia East Java, Indonesia Vadodara, India 315 Associates 6 Manufacturing Locations 52

Asian Business Profile Masterbatch Engineered Plastics Specialty Powders Distribution % of ASI Asia revenues 42% 13% 45% NA Market size (in kT) 902 5,000 225 NA Market share (% of revenues) NA Market position #1 position in China and Indo in BOPP additives. Based on additives, we have approx 8% share. We do not participate in black and colors (66% of market on revenue) Follow Europe & U.S. transplants; Establishing a position with Asian OEMs Fragmented market in Asia. Asian roto market is growing rapidly. Dominant position in Australia/NZ but no growth. ASI is not yet active in distribution. ASI 2% (Incl blk & cols) ASI <1% ASI 10% 53 1st Qtr 2nd Qtr East 96 4 1st Qtr 2nd Qtr East 98 2 1st Qtr 2nd Qtr East 90 10

Market Trends Position ASI for Continued Growth Trends ASI Opportunity North/Mid Asia Highest growth rates globally Hunger for technology Partnerships / loyalty Parent approvals required Strategic installation of capacity Capitalize on our EU/NA technology Get in early Export opportunities Australia/NZ Economy strong, market weak MB/EP opportunities Import-oriented (AUD/USD ) Diversify into MB, EP Develop new supply partnerships Competition The race is on for Asia Aus/NZ critically over capacity Technology/Service/RM price driven Early entrants have most to win Get ahead and stay there Develop a technology and service advantage Leverage global supply 54

Profit growth drivers: Profit growth drivers: Induction Cooking Plate Flame Retardants Nylons for E/E Automotive interior lamps and boxes Permanent antistatic compound Tailor made colors for interior automotive OEMs Power Tools Nylon and Alloys Engine cooling, ECU, wiper blades, interior shifter blocks, motor housing Global recycling grades in Polyester 55 Country focus China is expected to continue double digit growth in the next 5 years. Korea forecast to grow by 5-6%, OEMs such as Hyundai / Kia, Samsung, LG driving that growth. India, Singapore, Taiwan and Vietnam are export targets with good opportunities for development. EP Focus

MB Focus

Profit growth drivers:

✓ **Reduce raw material costs through further localization**	*Polymers / Additives for functional antiblock, antistats, UV stablizers and antioxidants*
✓ **Develop/leverage premium/technical products throughout the region**	*Packaging Film - Papermatch* *- Matte compound* *- Slip/antiblock* *Agricultural silage film and tank liners – UV/AO* *Health care products for P&G - Colors/white*
✓ **Maximize manufacturing efficiency - ICO synergies**	*Production location optimization* *Baby diapers and sanitary napkins - Breathable film compound* *Pearlized packaging film grades*
✓ **Further develop color capabilities**	*This may be a vital part of future growth opportunities*

Country focus

China plant almost at full capacity with growth at 7-9%
India market growth at 9% production due May 2011
Vietnam/Cambodia/Aus to replace products moving to India from Indonesia
Malaysia - ICO plant to be upgraded to AS standard and better utilized.
Indo/Australia/NZ – investigate color opportunities

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Specialty Powders Focus

Profit growth drivers:

✓ **Rotomolding: Very different strategies in the different markets.**	*•Water storage and treatment systems (Aus/NZ vs. Asia)*
✓ **Micropellets**	*•PVC High Impact additive* *•Foam* *•Use of Engineering Polymers in Roto*
✓ **Engineered Plastics**	*•Applications for powders (roto) in this market*
✓ **Textile bonding / coating / additives**	*•Market development in existing high margin business and development of other technologies – from EU, NA and outside.*





Country focus

Australia needs to be sustainable. Focus on developing countries
Indian roto market is growing at > 20% pa
Indonesia/China to be investigated
ASEAN countries have new Free Trade Agreement; presents opportunities
Malaysia mainly exports. Has spare capacity. Possible installation of Malaysian equipment into India, China, Indonesia facilities

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Profit Driver – New Products





- **Performance:**
  - **Micropellets** (Roto Powders)
  - **Fuel tank application** – ICORENE® 1613/XL350 (Roto Powders)
  - **Antenna for mobile phones -** SCHULATEC® TinCo. PA6 (EP)
  - **Worm Wheel** - SCHULAMID® PA66 HV GF23 DB. PA66 (EP)
  - **Film additives** – slip and antiblock (MB)
- **Appearance:**
  - **Paper-like applications** - PAPERMATCH® (MB)
  - **Matte compound for BOPP** (MB)
  - **Substituting 2 component injection molding with metallizing post process – Metal inserts injection** (EP)
- **Processing:**
  - **Increase customers' production efficiencies and reduce rejects** (All)
  - **Use of Bayshore FCM in Malaysia /** (India)

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Profit Driver - Volume Improvement Capitalize on Asian growth rates Local presence Export opportunities Leverage sales forces (ASI + ICO) to drive growth through a wider reach to markets Providing solutions, rather than selling products Develop our technical service & development capability Faster product development cycle using already-existing global products 59

Profit Driver - Continuous Improvement Maintain lower operating costs Upgrade Malaysian plant to meet ASI best practices Asian regional office for hands-on management Create operations manager position to drive CI initiatives Streamlining Grade consolidation and rationalization (Bayshore/AS) Systems Quality systems ERP Financial measurements / controls / performance metrics 60

Acquisition Strategy EP & MB: Asia: Target high quality local manufacturers with high level of approvals (e.g. Hyundai, Toyota, Samsung, P&G) new markets such as medical Australia/NZ: Lower priority, but scan for opportunities Powders: Asia: Explore Greenfield options Install / relocate equipment into new Indian plant, China & possibly Indonesia Australia/NZ: None planned Market instability could lead to acquisition 61 61 Explore Greenfield Options

Asia/Australia - Our Regional Strategy Volume Growth (Asia only) High GDP / natural growth Acquisitions and/or Greenfields Margin Increase Optimize manufacturing footprint Promote grades which maximize margins Exploit existing products Continuous Improvement Cross-pollination of ICO/ASI people Systems - operations, quality, ERP 62 Capitalize on capacity of high-growth Asian region by importing proven global technologies/services; grow our MB/EP presence in Australia

Global Supply Chain Gary Miller, VP Global Supply Chain & Chief Procurement Officer September 28, 2010

The Landscape Global recession [downturn] in 2008 created a collapse [shortening] in the global supply chain Companies who execute along every step of the supply chain are rewarded

Where we are going Procurement Operations Sales and Operations Planning I would like to take you on a short trip along our supply chain and tell you the actions we're taking We are developing a process to consolidate supply chain functions, measurement, accountability

Procurement More than 70% of revenue dollars are spent on materials, goods, equipment, and services Global purchasing matrix organization / embedded in business unit Substitutions emphasized / new source development - Asia Similar materials - size/aggregation Global metrics /indicators / forecasts/ supplier scorecard Global Supplier Meeting Hosted on September 27, 2010

Global Indicator / Forecast (examples) Price Forecast for Business Oil / Naphta / Resin evolution Line of sight Being proactive !

Similar Global Products

Operations Optimizing Our Manufacturing Footprint Rationalizing Plants Maximizing Capacity Utilization Globally agreed indicators - measure performance/response Flexible equipment - smaller runs Global Continuous Improvement process and training

Global OEE Metric Traditional manufacturing metrics - uptime, efficiency, and yield

The Mendoza Concept Mendoza is the first step in creating a metric for corporate continuous improvement An initial tool for bringing sales, technical, procurement and manufacturing together to increase the concentration of sales above the Mendoza line We are actively using the Mendoza process to drive for improved performance throughout the supply chain Mendoza Provides Granularity of Measurement

Mendoza - Operations/Business Metric We have ability to measure an individual product's performance on each line

Sales and Operations Planning Early 2008 Working Capital Comparisons vs. Peer Group Unfavorable High Inventory Levels - Measured in Days Disaggregated "Buckets" of Inventory Attacked disposition of "bad" Inventory "Brute Force" Approach Went from 105 to 60 days and generated $200M in cash

Sales and Operations Planning "Brute Force" Approach Revealed two Key Findings Issue was quality of inventory - not quantity No S&OP process Strong Consensus to Develop A Global S&OP Process Must be global Engaged Fraunhofer Institute Studied "as is" regionally Developed "to be" as a global PROCESS Currently Implementing Regional Organizations Staffing Structure follows strategy Executing Global indicators

Sales and Operations Planning Process Putting a sophisticated process in place!

Forecast Accuracy versus On-Time Shipment - Indicator

Summary Procurement Operations Sales and Operations Planning Enhancing efficiency and effectiveness of all aspects of our supply chain functions around the world Agreement on How they will be measured Accountability for performance

Valued by our Suppliers Chosen by our Customers Bench Marked by our Competitors Our goal is.......

A. Schulman, Inc. Investor Day Paul DeSantis - Chief Financial Officer September 28, 2010

Actions taken before and during the recession have improved net income while protecting liquidity - which remains strong FY2007 FY2008 FY2009 Q3 2010 YTD Net Income Excluding non-operating 24.469 37.229 16.507 36.488 FY2007 FY2008 FY2009 Q3 2010 Net Debt 82.8 16.1 -124 54

Revenue sensitivity to raw material costs 2010 Q3 YTD sales expressed in average polymer costs 2008, 2009 & 2010 FY 2008 - $0.79 FY 2009 - $0.57 FY 2010 - $0.70 East 1.263 0.9056 1.114 $ Billions

Goals for today from a financial perspective Determined to provide better metric of future profitability Margin too volatile and therefore somewhat meaningless as a metric, given raw material price fluctuations Significant restructurings and acquisitions have made historical comparisons difficult Today, beginning a move to a "per-pound" discussion To better align with how we review the business internally Pounds can vary - not a perfect measure (mix still impacts) but better than the margin volatility For the full year reporting (in October) we will publish the following Pounds by major segment (Americas, EMEA and Asia/Australia) For Q1 2011 we will: Recast the segments into Americas, EMEA and Asia Publish historical pro-forma segment results to include ICO Providing five-year outlook of key profit drivers In addition to the "per-pound" discussion, in FY11 we will report EBITDA

Four Key Profit Drivers Slow and Steady Volume Improvement Continuous Improvements New Products Purchasing Savings/Smart Pricing Gradual market recoveries over time Organic growth Geographic growth Continued leverage of global volume base Seek opportunities for alternate sourcing from Middle East and Asia Align pricing strategies with purchasing strategies Optimize footprint SG&A leverage Realize synergies from ICO and McCann acquisitions Limit growth of SG&A, especially in developed markets Admin optimization Create higher-margin product portfolio Support volume but primary focus on increased profitability ACQUISITIONS WILL ALSO PLAY KEY ROLE IN FUTURE GROWTH!

SHLM Long-term financial outlook - model qualifiers Presentation not designed to help forecast 2010 We are using a 2010 pro-forma to attempt to reflect our current state as a basis for evaluating our 2015 target For FY 2010 Pro-forma inclusion of full year effect of ICO for 2010 Euro fixed at 1.25 from 2010 to 2015 No synergies included in 2010 but $6.5 million of stepped up depreciation and amortization included Longer-term FY10 - FY15 Detailed and specific assumptions by business unit and geography No new acquisitions included General market recovery over time - blended GDP (developed & developing economies) First baseline year will be 2011

SHLM Financials FY2010 - FY2015 *2010 will not tie to any published or implied numbers It includes the pro-forma full year ICO effect and assumes $1.25 to Euro 1 exchange rate No synergies in 2010, includes increased deal related amortization of depreciation of $6.5 million

Sources of per-pound profit growth 2010 Pro-Forma Vol Leverage Purchasing New Products CI/SG&A 2015 Target Base 3.511 3.511 3.769 4.386 5.19 6.169 Incremental 0.258 0.616 0.804 0.979 Operating Profit - cents per pound LARGEST PROFIT CONTRIBUTORS ARE GENERALLY UNDER OUR CONTROL

Better Geographic Diversity And Better Business Diversity Americas Europe Asia East 0.24 0.71 0.05 Americas Europe Asia East 0.29 0.6 0.11 Americas EMEA Asia

The ICO acquisition gives SHLM four significant lines of business Masterbatch Engineered Plastics Roto Molding Distribution 2010 0.49 0.31 0.02 0.19 Masterbatch Engineered Plastics Roto Molding Distribution 2011 0.41 0.26 0.17 0.16 Masterbatch Engineered Plastics Specialty Powders Distribution

Use of Cash Reinvest in the business Bolt-on acquisitions Dividend payments Transformational acquisition Share buy back Debt repayments

ASI's Growth Opportunities: Acquisitions Defined acquisition strategy in place Strong balance sheet allows ASI to execute on acquisitions Any acquisition will align with ASI's goal to strengthen its position in masterbatch, niche engineered plastics or specialty powders Will allow for expansion into new high-growth, high-margin markets or applications Experienced management team to close deals and drive integration Defined acquisition criteria Must clear internal risk adjusted rates of return (base rate 12%) No value dilution with synergies Sensitive to market multiples GIVEN ENVIABLE BALANCE SHEET, ASI VIEWED AS CONSOLIDATOR IN FRAGMENTED MARKETS